SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2004

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456	65-0635748
(Commission file number)	(I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, Fl. 33401
(Address of principal executive offices)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 18, 2004, Metropolitan Health Networks, Inc. (the “Company”) announced that its wholly owned subsidiary, METCARE Health Plans, Inc., has filed an application with the Florida Department of Financial Services, Office Of Insurance Regulation for a certificate of authority to operate a Health Maintenance Organization (HMO) focused on the provision of Medicare Advantage services. The Company also announced that METCARE Health Plans, Inc. has filed the requisite application for a health care provider certificate with the Agency for Health Care Administration and that the Company anticipates operating initially in the counties of Martin, St. Lucie and Okeechobee. A copy of the Company’s press release announcing the filings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits

99.1	Press Release dated November 18, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2004

METROPOLITAN HEALTH NETWORKS, INC.
By:	/s/ Roberto L. Palenzuela
	Name:	Roberto L. Palenzuela
	Title:	General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated November 19, 2004